UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 18, 2005
(Date of earliest event reported)

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

_____________________________________

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

(952) 944-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Department 56, Inc. (the “Company”) intends to disclose to stockholders at the Annual Meeting of Stockholders to be held on May 18, 2005, that the Company has identified and is pursuing a significant acquisition, and that the Company is following through on its 2003 commitment to stockholders either to make an acquisition or return cash to stockholders.  The Company will further explain that it is not the Company’s practice to discuss potential acquisitions and that the Company does not intend to update this information until or unless an acquisition is finalized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

By:	/s/ Timothy J. Schugel
Timothy J. Schugel
Executive Vice President and Chief Financial
Officer

Date:  May 18, 2005